EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form Q of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Chien Chih Liu, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 12, 2009                                                                          ROTOBLOCK CORPORATION

/s/ Chien Chih Liu
By: Chien Chih Liu, Chief Executive Officer